UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 14, 2017

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

_____________________________________

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 14, 2017, the Company issued a press release entitled “Golden Queen Announces November Operational Results and Positive Reconciliation of Ore Tonnage and Grade in the East Pit”. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 8.01 is hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-221969).

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Press Release of Golden Queen Mining Co. Ltd. dated December 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: December 14, 2017	By:	/s/ Brenda Dayton
Brenda Dayton Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 14, 2017.